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                                                                      Exhibit 16

                                POWER OF ATTORNEY

     I, Margo N. Alexander, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Margo N. Alexander
------------------------------------
Margo N. Alexander
Trustee

May 12, 2005

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                                POWER OF ATTORNEY

     I, Richard Q. Armstrong, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Richard Q. Armstrong
------------------------------------
Richard Q. Armstrong
Trustee

May 12, 2005

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                                POWER OF ATTORNEY

     I, David J. Beaubien, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ David J. Beaubien
------------------------------------
David J. Beaubien
Trustee

May 12, 2005

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                                POWER OF ATTORNEY

     I, W. Douglas Beck, President of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ W. Douglas Beck
------------------------------------
W. Douglas Beck
President

May 12, 2005

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                                POWER OF ATTORNEY

     I, Richard R. Burt, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Richard R. Burt
------------------------------------
Richard R. Burt
Trustee

May 12, 2005

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                                POWER OF ATTORNEY

     I, Meyer Feldberg, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Meyer Feldberg
------------------------------------
Meyer Feldberg
Trustee

May 12, 2005

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                                POWER OF ATTORNEY

     I, Carl W. Schafer, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Carl W. Schafer
------------------------------------
Carl W. Schafer
Trustee

May 12, 2005

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                                POWER OF ATTORNEY

     I, William D. White, Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ William D. White
------------------------------------
William D. White
Trustee

May 12, 2005